UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC 20549
                          _____________________

                                 FORM 8-K
                          _____________________

                              CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Act of 1934

     Date of Report (Date of earliest event reported): April 28, 2003
                                                      ---------------

                   SECURED DIVERSIFIED INVESTMENT, LTD.
                  -------------------------------------
          (Exact name of registrant as specified in its charter)

                                   Nevada
                                  -------
      (State or other jurisdiction of incorporation or organization)


          0-30653                                      87-0375228
(Commission File Number)                  (IRS Employer Identification No.)

          5030 Campus Drive
     Newport Beach, California                               92660
(Address of Principal Executive Offices)                    (Zip Code)


     Registrant's telephone number, including area code: (949) 851-1069
                                                         --------------


Item 4.        Changes in Registrant's Certifying Accountant.

On April 28, 2003, the registrant dismissed Bierwolf Nilson &
Associates ("BNA") as the registrant's principal accountant effective on such date. On April 28, 2003, the registrant appointed Cacciamatta Accountancy Corp. ("CAC") as the registrant's new principal accountant. BNA's report on the registrant's financial statements for fiscal years ending October 31, 2001 and 2002 and for the transition period ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was recommended and approved by the registrant's audit committee.

During fiscal years 2001 and 2002, the transition period and the subsequent interim period through April 28, 2003, there were no disagreements with BNA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of BNA, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report, nor were there any reportable events as defined in Item 304(a)(1)(iv)(B) of Regulation S-B.


The registrant engaged CAC as its new independent accountant on April
28, 2003. During fiscal years 2001 and 2002, the transition period and the subsequent interim period through April 28, 2003, neither the registrant nor someone on its behalf engaged CAC regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements, or any matter that was either the subject of a "disagreement" or a "reportable event," both as such terms are defined in Item 304 of Regulation S-B.

The registrant has requested that BNA furnish the registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the registrant in this current report and, if not, expressing the respects in which it does not agree. The registrant has filed the letter as an exhibit to this report.


Item 7.    Financial Statements and Exhibits.

16.1    Letter from Bierwolf Nilson & Associates dated April 28, 2003

                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2003


SECURED DIVERSIFIED INVESTMENT, LTD.

By: /s/CLIFFORD L. STRAND
___________________________________________
Clifford L. Strand, Chief Executive Officer



                              EXHIBIT INDEX

Exhibit Number Description
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16.1     Letter from Bierwolf Nilson & Associates dated April 28, 2003
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